SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               March 15, 2000
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                      Bank of America National Association
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                   U.S.A.               333-4152              86-0645265
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       1825 East Buckeye Road
       Phoenix, Arizona                                           85034
       ----------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)



                                  (704) 388-3689
      --------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4. Not Applicable.

Item 5.    Not Applicable.

Item 6.    Not Applicable.

Item 7.    Exhibits.

           The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, 20.5, 20.06, 20.07, 20.08 20.09, 20.10, 20.11
           and 20.12.

           Exhibit 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

           Exhibit 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of February 29, 2000

           Exhibit 20.3 SERIES 1996-A - Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

           Exhibit 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.6 SERIES 1997-A - Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

           Exhibit 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.9 SERIES 1998-A - Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of February 29, 2000

           Exhibit 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.12 SERIES 1998-B - Monthly Servicer's Certificate, dated as of February 29, 2000

	  Exhibit 20.13  SERIES 1999-A - Monthly Certificateholders' Statement,
                          dated as of February 29, 2000

           Exhibit 20.14 SERIES 1999-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.15 SERIES 1999-A - Monthly Servicer's Certificate, dated as of February 29, 2000

	  Exhibit 20.16  SERIES 1999-B - Monthly Certificateholders' Statement,
                          dated as of February 29, 2000

           Exhibit 20.17 SERIES 1999-B - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.18 SERIES 1999-B - Monthly Servicer's Certificate, dated as of February 29, 2000

	  Exhibit 20.19  SERIES 1999-C - Monthly Certificateholders' Statement,
                          dated as of February 29, 2000

           Exhibit 20.20 SERIES 1999-C - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

           Exhibit 20.21 SERIES 1999-C - Monthly Servicer's Certificate, dated as of February 29, 2000

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      BANK OF AMERICA NATIONAL ASSOCIATION

                      Transferor and Servicer



                      By /s/ DAVID M. BELK
                         ------------------------------
                         Name:   David M. Belk
                         Title:  Senior Vice President

Date:  March 15, 2000

                               INDEX TO EXHIBITS

Exhibit
Number     Exhibit Description
--------   -------------------

 20.1 SERIES 1996-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.2 SERIES 1996-A - Schedule to Monthly Servicers' Certificate, dated as of February 29, 2000

 20.3 SERIES 1996-A - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.4 SERIES 1997-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.5 SERIES 1997-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.6 SERIES 1997-A - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.7 SERIES 1998-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.8 SERIES 1998-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.9 SERIES 1998-A - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.10 SERIES 1998-B - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.11 SERIES 1998-B - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.12 SERIES 1998-B - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.13 SERIES 1999-A - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.14 SERIES 1999-A - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.15 SERIES 1999-A - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.16 SERIES 1999-B - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.17 SERIES 1999-B - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.18 SERIES 1999-B - Monthly Servicer's Certificate, dated as of February 29, 2000

 20.19 SERIES 1999-C - Monthly Certificateholders' Statement, dated as of February 29, 2000

 20.20 SERIES 1999-C - Schedule to Monthly Servicer's Certificate, dated as of February 29, 2000

 20.21 SERIES 1999-C - Monthly Servicer's Certificate, dated as of February 29, 2000